Thornburg Florida Intermediate Municipal Fund semi annual report as of 3/31/02

Fund Facts

SemiAnnual Report
march 31, 2002

Thornburg Florida Intermediate Municipal Fund
                           A Shares
SEC Yield                    3.65%
Taxable Equivalent Yields    6.19%
NAV                        $12.02
Max. Offering Price        $12.27

Total returns     (Annual Average - After Subtracting Maximum Sales Charge)

One Year          1.76%
Five Year         4.45%
Since Inception   4.54%
Inception Date  (2/1/1994)

The taxable equivalent yield assumes a 39.1% marginal federal tax rate and a 0.1% intangible tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996. The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders

March 31, 2002

Dear Fellow Shareholder:

I am pleased to present the Semiannual Report for the Thornburg Florida Intermediate Municipal Fund. The net asset value of the A shares decreased by 22 cents to $12.02 during the six month period ending March 31, 2002. If you were with us for the entire period, you received dividends of 26.16 cents per share. If you reinvested dividends, you received 26.39 cents per share.

Interest rates on intermediate-term municipal bonds have risen substantially over the last six months. This has happened despite the fact that the Federal Reserve has not raised short-term interest rates. The bond market has anticipated continued economic growth and a higher Fed Funds Rate before the end of the year. For example, the interest rate on a seven-year AAA rated municipal bond rose from 3.67% to 4.27% from the end of September to the end of March. Since rising interest rates cause bond prices to fall, the seven-year bond that was worth 100% of par value at the end of September would be worth 96.63% of par as of the end of March (a 3.4% loss).

The price of the Fund is down 1.8% over the last six months, and less than 0.7% over the last year. This is consistent with our goal of having somewhat lower price volatility than comparable maturity bonds like the one mentioned above. Meanwhile the Fund has paid a steady monthly dividend while short-term interest rates have plummeted. As of mid April, the average taxable money market fund is yielding 1.39%. If you are an investor in the 36% federal tax bracket, that leaves you with only 0.89% after taxes! To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg Florida Intermediate Municipal Fund is a laddered portfolio of 63 municipal obligations from all over Florida. Today, your fund's weighted average maturity is 7.8 years. We always keep it below 10 years. We "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the diverse bond maturities contained in a ladder defuse interest-rate risk and dampen the fund's price volatility. Second, laddering gives the fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart to the left describes the percentages of your fund's bond portfolio maturing in each of the coming years:

          % of portfolio             Cumulative %
         maturing within             maturing by end of

         2 years =      10%         2 years = 10%
         2 to 4 years = 12%         2 to 4 years = 22%
         4 to 6 years = 10%         4 to 6 years = 32%
         6 to 8 years = 10%         6 to 8 years = 42%
         8 to 10 years = 21%        8 to 10 years = 63%
         10 to 12 years = 18%       10 to 12 years = 81%
         12 to 14 years = 9%        12 to 14 years = 90%
         14 to 16 years = 3%        14 to 16 years = 93%
         16 to 18 years = 0%        16 to 18 years = 93%
         18 to 20 years = 7%        Over 20 Years = 100%
Percentages can and do vary. Data as of 3/31/02.

While most municipal bonds continue to be well insulated from the widespread erosion of credit quality that has hit corporate bonds, there are areas of weakness. Slowing economic growth has negatively impacted tax revenue for many issuers. Since there is a significant lag between economic activity and tax revenues, we expect last year's weak economy to show up in this year's tax receipts. Last October, the Florida legislature had to grapple with a projected $1.3 billion deficit. In a special session, the government implemented large spending reductions that reduced the projected deficit by more than half. More recently, the Florida economy has recovered from a severe slump, and he 2002 revenue forecast has been revised upward by over $400 million. Furthermore, the state holds balances of approximately $1.5 billion in the Budget Stabilization and Working Capital Funds. While we are impressed by the State's actions, we are still somewhat wary of the State's reliance upon sales taxes and a service-based economy. We continue to position the portfolio with higher than average credit quality. Currently 91% of the bonds are rated A or better by one of the major rating agencies, and 60% are rated AAA.

Municipal bond issuance was up 10% in the first quarter of 2002 over year ago levels (which were up 43% over 2000 levels). The large supply was absorbed relatively easily until March, when demand was weak for bonds from individuals and mutual funds. As interest rates rose in March, we became more active, reinvesting principal and interest payments which had built up as cash in the portfolios. While the municipal bond market has recovered somewhat in April, we believe that heavy supply in May and June will keep the market fairly attractive to buyers.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Your Fund was ranked #1 by Lipper, Inc.* for consistent return performance for 2001 as of 3/31/02 out of all Florida Intermediate Municipal Debt Funds. It has earned Morningstar's 4-star overall rating** for risk adjusted performance.

Thank you for investing in Thornburg Florida Intermediate Municipal Fund.


Sincerely,



George T. Strickland
Portfolio Manager

Past performance is no guarantee of future results.

* For the year ended 3/31/02 out of 16 Florida Intermediate Municipal Debt
Funds.

**Morningstar proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance as of March 31, 2002. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three, five, and ten-year (if applicable) annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day US T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three, five and, ten-year (if applicable) risk-adjusted performance. The Florida Intermediate Fund received four stars for the three and five-year periods ended 3/31/02. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the last 10% receive 1 star. The Fund was rated exclusively against US-domiciled funds. The Fund was rated among 1,658 and 1,507 municipal funds for the three and five-year periods, respectively, ended 3/31/02.

"A" rating - An obligation somewhat more susceptible to the adverse effects of changes in circumstances and economic conditionsthan obligations in higher-rated categories. Obligor's capacity to meet its financial commitment on the obligation is still strong. "AA" rating - An obligation that differs from the highest-rated obligations only in small degree. Obligor's capacity to meet its financial commitment on the obligation is very strong. "AAA" rating - An obligation that has the highest rating assigned by Standard & Poor's. Obligor's capacity to meet its financial commitment on the obligation is extremely strong.

Statement of assets and liabilities

March 31, 2002
(unaudited)

ASSETS
Investments at value (cost $31,831,003) ....................         $32,841,287
Cash .......................................................             118,462
Receivable for investments sold ............................              52,832
Receivable for fund shares sold ............................              23,021
Interest receivable ........................................             575,255
Prepaid expenses and other assets ..........................                 204
         Total Assets ......................................          33,611,061


LIABILITIES
Payable for securities purchased ...........................           1,038,634
Payable for fund shares redeemed ...........................              99,586
Accounts payable and accrued expenses ......................              63,244
Payable to investment adviser (Note 3) .....................              11,491
Dividends payable ..........................................              60,525
         Total Liabilities .................................           1,273,480


NET ASSETS .................................................         $32,337,581

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($32,337,581
applicable to 2,689,783 shares of beneficial interest
outstanding - Note 4)                                                    $12.02

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share)                                 0.25
Maximum Offering Price Per Share                                         $12.27

See notes to financial statements.

Statement of operations

Thornburg Florida Intermediate Municipal Fund

Six Months Ended March 31, 2002
(unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized
of $63,278) .....................................................     $ 805,348

EXPENSES:
Investment advisory fees (Note 3) ...............................        78,666
Administration fees (Note 3) ....................................        19,666
Service fees (Note 3) ...........................................        37,760
Transfer agent fees .............................................         9,360
Custodian fees ..................................................        12,590
Professional fees ...............................................           731
Accounting fees .................................................           973
Trustee fees ....................................................           243
Other expenses ..................................................         1,317
                  Total Expenses ................................       161,306
           Less:
                  Expenses reimbursed by
                  investment adviser (Note 3)               .....       (28,518)

                  Net Expenses ..................................       132,788

                  Net Investment Income .........................       672,560

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (Note 5)
Net realized gain on investments .................................       44,542
Increase (decrease) in unrealized appreciation of investments ....     (549,897)

                  Net Realized and Unrealized
                  Gain (Loss) on Investments .....................     (505,355)

                  Net Increase in Net Assets Resulting
                  From Operations ................................    $ 167,205

See notes to financial statements.

Statements of changes in net assets

Thornburg Florida Intermediate Municipal Fund

                                               Six Months Ended      Year Ended
                                               March 31, 2002 September 30, 2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ....................               $672,560    $1,295,758
Net realized gain on investments ....................      44,542        43,943
Increase (decrease) in unrealized
appreciation of investments ..                ......     (549,897)    1,208,653

  Net Increase in Net Assets Resulting from Operations    167,205     2,548,354

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                          (672,560)    (1,295,758)


FUND SHARE TRANSACTIONS (Note 4):
       Class A Shares                                  3,909,135      1,805,330
                  Net Increase in Net Assets           3,403,780      3,057,926

NET ASSETS:
  Beginning of period                                 28,933,801     25,875,875

  End of period                                      $32,337,581    $28,933,801


See notes to financial statements.

Notes to financial statements

Thornburg Florida Intermediate Municipal Fund

March 31, 2002

Note 1 - Organization

Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers only one class of shares of beneficial interest, Class A shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended March 31, 2002 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is

Notes to financial statements . . . continued

Thornburg Florida Intermediate Municipal Fund

declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended March 31, 2002, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Fund entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2002, the Adviser voluntarily reimbursed certain class specific expenses amounting to $28,518.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended March 31, 2002, the Distributor has advised the Fund that it earned net commissions aggregating $1,032 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.


Notes to financial statements . . . continued

Thornburg Florida Intermediate Municipal Fund

Note  4 - Shares of Beneficial Interest
At March 31, 2002, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $32,024,596. Transactions in shares of beneficial interest were as follows:

                                              Six Months                     Ended Year Ended
                                            March 31, 2002                   September 30, 2001

Class A Shares .................         Shares          Amount          Shares          Amount
Shares sold ....................      1,597,059    $ 19,325,463       1,129,244    $ 13,492,405
Shares issued to shareholders in
    reinvestment of dividends ..         25,478         309,815          51,794         623,638
Shares repurchased .............     (1,295,895)    (15,726,143)     (1,023,427)    (12,310,713)

Net Increase ...................        326,642    $  3,909,135         157,611    $  1,805,330


Note 5 - Securities Transactions

For the six months ended March 31, 2002, the Fund had purchase and sale transactions (excluding short-term securities) of $12,609,646 and $8,517,694, respectively.

The cost of investments is the same for financial reporting and Federal income tax purposes.

At March 31, 2002, net unrealized appreciation of investments, was $1,010,175 based on cost for Federal income tax purposes, resulting from $1,087,346 gross unrealized appreciation and $77,171 gross unrealized depreciation.

Accumulated net realized gains from securities transactions included in net assets at March 31, 2002 aggregated $697,191. At September 30, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

         2003     $        90,000
         2004              14,000
         2005              35,000
         2006              7,000
         2007              7,000
         2008              307,000
         2009              282,000
                  $        742,000

Financial highlights

Thornburg Florida Intermediate Municipal Fund

                                       Six Months Ended
                                           March 31,             Year Ended September 30,
                                              2002       2001     2000      1999       1998     1997

Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .   $   12.24 $   11.73 $   11.79 $   12.37 $   12.14  $   11.88
Income from investment operations:
         Net investment income .......        0.26      0.55      0.54      0.54      0.56       0.56
         Net realized and unrealized
            gain (loss) on investments       (0.22)     0.51     (0.06)    (0.58)     0.23       0.26

Total from investment operations .....        0.04      1.06      0.48     (0.04)     0.79       0.82

Less dividends from:
         Net investment income .......       (0.26)    (0.55)    (0.54)    (0.54)    (0.56)     (0.56)

Change in net asset value ............       (0.22)     0.51     (0.06)    (0.58)     0.23      0.26

Net asset value, end of period           $   12.02 $   12.24 $   11.73 $   11.79  $   12.37 $   12.14

Total return (a) .............                0.33%     9.20%     4.19%    (0.36)%     6.62%    7.04%

Ratios/Supplemental Data Ratios to average net assets:
Net investment income .............         4.28%(b)   4.55%     4.60%      4.44%     4.54%     4.65
Expenses, after expense reductions          0.84%(b)   0.89%     0.98%      0.99%     0.98%     0.83%
Expenses, before expense reductions         1.03%(b)   1.10%     1.10%      1.08%     1.11%     1.13%

Portfolio turnover rate ..............      28.54%    22.99%     40.70%    35.91%    70.81%    51.48
Net assets at end of period (000) ...$      32,338$   28,934    $25,876   $30,221   $28,091    24,663

(a)  Sales loads are not reflected in computing total return,  which is not annualized for periods less than one year.
(b)  Annualized.



Schedule of Investments
Thornburg Florida Intermediate Municipal Fund
March 31, 2002    CUSIPS:  Class A - 885-215-707; NASDAQ Symbol: Class A - THFLX

265,000                 Brevard County Tourist Development Tax Revenue Series 1993, 6.325%    NR/NR            $272,971
                        due 3/1/2003 (Florida Marlins Training Facilities)
400,000                 Broward County Educational Facilities Authority Series 1994, 5.60%    NR/AAA           419,404
                        due 4/1/2004 (Nova Southeastern University Project; Guaranteed :
                        Connie Lee)
740,000                 Broward County Resource Recovery Revenue Refunding, 5.375% due        A3/AA-           760,298
                        12/1/2009
90,000                  Cape Coral  Special Obligation Revenue Prerefunded Wastewater         Aaa/AAA          92,769
                        Green, 6.00% due 7/1/2003 pre-refunded 7/1/02 @ 102
5,000                   Cape Coral  Special Obligation Revenue Unrefunded Balance, 6.00%      Aaa/AAA          5,151
                        due 7/1/2003
1,000,000               Capital Trust Agency Multi Family Housing Revenue Series A, 1.00%     Aaa/NR           1,004,780
                        due 11/1/2030 put 11/1/10  (Shadow Run Project; Collateralized:
                        FNMA)
800,000                 Collier County Housing Finance Authority Multi Family Revenue A-1,    Aaa/NR           800,576
                        1.00% due 2/15/2032(Goodlette Arms Project)
2,705,000               Cooper City Utility Systems Capital Appreciation Refunding Series     Aaa/AAA          1,327,425
                        A, 0% due 10/1/2013 (Insured: AMBAC)
350,000                 Crossings At Fleming Island Community Development Refunding Series    Aaa/AAA          374,944
                        A, 5.60% due 5/1/2012 (Insured: MBIA)
714,000                 Crossings At Fleming Island Community Development Refunding Series    Aaa/AAA          762,545
                        B, 5.45% due 5/1/2010 (Insured: MBIA)
1,070,000               Duval County HFA Multi Family Housing Revenue Series 1996, 5.35%      NR/A+            1,102,410
                        due 9/1/2006 (St. Augustine Apartments Project)
6,000                   Duval County Single Family Housing Revenue, 10.25% due 5/15/2016      Aaa/AAA          6,245
                        (Insured: FGIC)
340,000                 Escambia County Health Facilities Authority, 6.75% due 10/1/2014      NR/BBB+          356,779
                        (Baptist Hospital & Baptist Manor)
1,000,000               Escambia County Health Facility Revenue, 5.95% due 7/1/2020           Aaa/NR           1,074,140
                        (Florida Health Care Facility Loan Project) (Insured: AMBAC)
1,000,000               Florida Board Education Capital Outlay Public Education Series C,     Aaa/AAA          1,066,540
                        5.50% due 6/1/2013 (Insured: FGIC)
95,000                  Fort Myers Improvement Revenue, 6.00% due 12/1/2013 (Insured:         Aaa/AAA          95,238
                        AMBAC)
840,000                 Hernando County Industrial Development Revenue, 8.50% due 12/1/2014   NR/NR            883,554
                        (Florida Crushed Stone Project)
1,000,000               Hillsborough County Industrial Development Authority, 5.50% due       Aaa/AAA          1,055,880
                        8/15/2006 (University Community Hospital Inc. Project;  Insured:
                        MBIA)
185,000                 Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004 (Insured:   Aaa/AAA          189,762
                        AMBAC)
910,000                 Housing Finance Authority Series 94-B, 5.70% due 10/1/2024            NR/AAA           931,076
                        mandatory put 10/1/04 (Plantation Colony Project;  Collateralized:
                        FNMA)
415,000                 Housing Finance Corporation Revenue Housing D 1, 5.40% due 4/1/2014   Aaa/NR           423,607
                        (Augustine Club Apartments; Insured MBIA)
1,500,000               Jacksonville Electric Authority Revenue Electric Systems              Aa3/AA-          1,545,105
                        Subordinated Series D, 5.30% due 10/1/2010
1,000,000               Jacksonville Health Facilities Authority Hospital Revenue, 5.75%      Aa2/NR           1,086,780
                        due 8/15/2014 pre-refunded 8/15/11
100,000                 Jacksonville Health Facilities Industrial Development Revenue,        Baa2/NR          102,193
                        6.00% due 12/1/2009 (National Benevolent Association Project)
100,000                 Jacksonville Health Facilities Industrial Development Revenue,        Baa2/NR          101,839
                        6.05% due 12/1/2010 (National Benevolent Association Project)
600,000                 Jacksonville Health Facilities Industrial Development Revenue,        Baa1/NR          637,212
                        8.00% due 12/1/2015 (National Benevolent Association Project)
827,706                 Lummus Housing Development Corporation, 8.00% due 12/1/2010           NR/NR            811,375
                        (Elderly Housing, Section 8 Project)
1,000,000               Miami Dade County Special Housing Revenue Refunding, 5.80% due        A3/NR            1,010,500
                        10/1/2012
1,000,000               Miami Refunding, 5.375% due 9/1/2015                                  Aaa/AAA          1,033,110
185,000                 Mirimar Wastewater Improvement Assessment Revenue, 6.00% due          Aaa/AAA          188,924
                        10/1/2002 (Insured: FGIC) (ETM)*
760,000                 Mirimar Wastewater Improvement Assessment Revenue, 6.25% due          Aaa/AAA          825,725
                        10/1/2005 pre-refunded 10/1/04 (Insured: FGIC)
1,500,000               Orange County Florida School District Series B, 1.35% due 8/1/2025    Aaa/NR           1,500,000
                        put 4/1/02 (daily demand notes)
1,000,000               Orange County Health Facilities Authority, 6.375% due 11/15/2020      Baa1/A-          1,037,830
                        (Adventist Health Systems Project)
1,000,000               Orange County Health Facilities Authority Revenue, 6.25% due          Aaa/AAA          1,106,590
                        11/15/2008 (Hospital Adventist Health Systems Project;  Insured:
                        AMBAC)
1,000,000               Orange County Health Facilities Authority Revenue Refunding, 5.125%   NR/AA            993,220
                        due 6/1/2014 (Mayflower Retirement Project; Insured: Asset
                        Guaranty)
440,000                 Orange County Health Facilities Authority Revenue Unrefunded          Aaa/AAA          499,250
                        Balance Ser.A, 6.25% due 10/1/2013 (Orlando Regional Hospital
                        Project; Insured: MBIA)
135,000                 Orange County Housing Finance Authority, 6.10% due 10/1/2005          NR/AAA           143,011
                        (Collateralized: FNMA/GNMA)
425,000                 Orange County Housing Finance Authority Multifamily  , 5.50% due      Aaa/NR           441,821
                        7/1/2010 (Insured: MBIA)
115,000                 Osceola County Health Facilities Revenue Series 1994, 5.75% due       Aaa/AAA          121,307
                        5/1/2004 (Evangelical Lutheran Good Samaritan Project;  Insured:
                        AMBAC)
36,000                  Osceola County Industrial Development Authority, 7.50% due 7/1/2002   Aaa/AAA          36,474
                        (Insured: AMBAC)
1,000,000               Osceola County Transportation Revenue, 6.10% due 4/1/2017 (Osceola    Aaa/AAA          1,022,560
                        Parkway Project) (Insured: MBIA)
515,000                 Palm Beach County Industrial Development Revenue Series 1996, 6.10%   NR/A+            555,345
                        due 12/1/2007 (Lourdes-Noreen McKeen-Geriatric Care Project;  LOC:
                        Allied Irish Bank)
270,000                 Palm Beach County Industrial Development Revenue Series 1996, 6.20%   NR/A+            291,975
                        due 12/1/2008 (Lourdes-Noreen McKeen-Geriatric Care Project;   LOC:
                        Allied Irish Bank)
800,000                 Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put   NR/AA            816,960
                        6/1/08 (Cypress Trail Apartments Project;  Guaranty: Axa
                        Reinsurance)
690,000                 Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)        Aaa/AAA          742,923
675,000                 Pinellas County Educational Facility Authority Revenue, 8.00% due     NR/NR            766,300
                        2/1/2011 (Clearwater Christian College Project)
800,000                 Saint Petersburg Health Facilities Authority Revenue, 6.75% due       Aaa/AAA          818,552
                        12/1/2021 (Allegany Health Systems Project) (Insured: MBIA)
300,000                 State Board of Education Series C, 6.00% due 5/1/2007  (ETM)*         Aaa/AA           307,926
220,000                 State Board of Education Series D, 6.20% due 5/1/2007 (Insured:       Aaa/AAA          230,446
                        MBIA) (ETM)
1,000,000               Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)                   Aaa/AAA          1,059,940

         TOTAL INVESTMENTS (Cost $31,831,003)                 $ 32,841,287

+        Credit ratings are unaudited.
        See notes to financial statements.

Thornburg Florida Intermediate Municipal Fund

Index Comparison
Compares performance of Florida Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, February 1, 1994 to March 31, 2002. On March 31, 2002, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.8 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Class A
Average Annual Total Returns (at max. offering price)
(periods ended 3/31/02)
One Year:         1.76%
Five Years:       4.45%
From Inception
(2/1/94):         4.54%

Thornburg FLORIDA INTERMEDIATE municipal fund a shares
Outperformed Tax-Free Money Market Funds
(unaudited)

Investors sometimes ask us to compare Florida Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in Florida Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment
2/28/94 (inception of the Fund) through 3/31/02

$5,000
4,000
3,000
2,000
1,000
0

$2,503   Tax-free Money Market Fund Average

$4,366   Thornburg Florida Intermediate Municipal Fund (after fund expenses)

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, five years and since inception for each class of shares of the Fund. Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as sourced from the "Tax-free Money Market Average CDA/Wiesenberger" for the months covered by this analysis. The increase for the Class A Shares of Florida Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $12.31 per share and the ending NAV at $12.02 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above. Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of Florida Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 20% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.
Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Florida Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THFLX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.
Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Florida Intermediate Municipal Fund also declares dividends daily and pays them monthly.

NOTES

Thornburg Florida Intermediate Municipal Fund

March 31, 2002

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.